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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: June 14, 2001

POLYCOM, INC.
(Exact Name of Registrant as Specified in its Charter)

State of Delaware	0-27978	94-3128324
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1565 Barber Lane
Milpitas, California 95035
(Address of Principal Executive Office and Zip code)

(408) 526-9000
(Telephone Number, Including Area Code)

POLYCOM, INC.
FORM 8-K

Item 5. Other Events

    In February 2001, Polycom, Inc. ("Polycom") completed its acquisition of Accord Networks Ltd. ("Accord") in a transaction treated as a pooling of interests for financial reporting purposes. The consolidated financial statements of Polycom as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 21, 2000 together with accompanying notes, and the related financial statement schedule, supplementary financial data and management's discussion and analysis of financial condition and results of operations, which are attached hereto as Exhibit 99.1 and incorporated herein by reference, have been restated to include the accounts and results of operations of Accord for all periods presented.

Item 7. Financial Statements and Exhibits

  (c)
  Exhibits

Exhibit No.	Description
23.1	Consent of Independent Accountants.
99.1	Consolidated Financial Statements of Polycom, Inc. as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 together with accompanying Notes, and the related Financial Statement Schedule, Supplementary Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations.

SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

POLYCOM, INC.
By:	/s/ MICHAEL R. KOUREY Michael R. Kourey Senior Vice President, Finance and Administration, Chief Financial Officer and Secretary

Date: June 15, 2001

EXHIBIT INDEX

Exhibit No.	Description
23.1	Consent of Independent Accountants.
99.1	Consolidated Financial Statements of Polycom, Inc. as of December 31, 2000 and 1999, and for each of the years in the three-year period ended December 31, 2000 together with accompanying Notes, and the related Financial Statement Schedule, Supplementary Financial Data and Management's Discussion and Analysis of Financial Condition and Results of Operations.

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POLYCOM, INC. FORM 8-K
SIGNATURES
EXHIBIT INDEX